UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2011

POW! ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52414 (Commission File Number)	90-0139831 (I.R.S. Employer Identification No.)

9440 Santa Monica Boulevard, #620, Beverly Hills, CA 90210
(Address of principal executive offices with Zip Code)

310-275-9933
(Registrant’s telephone number,
 including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

Effective March 1, 2011, StockTrans, has assumed the duties as the Stock Transfer Agent and Registrar for POW! Entertainment, Inc.  StockTrans’ contact information is as follows:

StockTrans, a Broadridge Company
44 W. Lancaster Ave.
Ardmore, PA  19003

1-800-733-1121

(www.broadridge.com/stocktrans)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POW! Entertainment, Inc.
(Registrant)

By:
Gill Champion, President & CEO